UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08394

Templeton Dragon Fund, Inc.
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _12/31__

Date of reporting period:  12/31/14

Item 1. Reports to Stockholders.

Annual Report

December 31, 2014

Templeton Dragon Fund, Inc.

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/13. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Annual Report

Templeton Dragon Fund, Inc.

Contents

Annual Report
Templeton Dragon Fund, Inc.	1
Performance Summary	5
Important Notice to Shareholders	6
Consolidated Financial Highlights and
Consolidated Statement of
Investments	7
Consolidated Financial Statements	12
Notes to
Consolidated Financial Statements	15
Report of Independent Registered
Public Accounting Firm	22
Tax Information	23
Annual Meeting of Shareholders	24
Dividend Reinvestment and
Cash Purchase Plan	25
Board Members and Officers	27
Shareholder Information	32

Dear Shareholder:

This annual report for Templeton Dragon Fund covers the fiscal year ended December 31, 2014.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in equity securities of “China companies.”

Economic and Market Overview

China’s economy, as measured by gross domestic product (GDP), grew an estimated 7.4% in 2014, which was largely in line with the government’s 7.5% target.1 China’s economy stabilized in 2014 as fiscal and monetary stimulus measures implemented in the year’s second half gained traction. Strength in production and consumer spending offset weakness in fixed-asset investment, which was hindered by the government’s efforts to cool the property market. Domestic demand continued to account for a greater portion of gross domestic product, as the government’s market friendly policies supported new economic drivers.

The People’s Bank of China (PBOC) implemented various measures to support economic growth after tightening liquidity early in the year to curb lending by banks and non-bank institutions. These measures were initially selective, such as the reduction of the cash reserve requirement ratio for banks serving rural borrowers and smaller companies to stimulate lending in targeted sectors. In November, the PBOC broadened its approach by cutting its benchmark interest rate for the first time since July 2012. With inflationary pressures trending downward, policymakers may have the flexibility to implement additional measures to support the economy.

Investors were generally optimistic about Chinese stocks despite concerns about the U.S. Federal Reserve Board’s (Fed’s) timing of interest rate increases, moderating global economic growth, geopolitical tensions in several regions, the devaluation of many currencies against the U.S. dollar and a sharp decline in crude oil prices. Chinese stocks benefited from the government’s fiscal stimulus measures and the PBOC’s pro-growth monetary policy, as well as from the growing momentum to reform state-owned enterprises and the launch of the Shanghai-Hong Kong Stock Connect program. Further supporting Chinese stocks were the Bank of Japan’s and European Central Bank’s monetary easing and the Fed’s accommodative policy.

1. Source: The website of the National Bureau of Statistics of the People’s Republic of China (www.stats.gov.cn).

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI).
The Consolidated SOI begins on page 8.

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TEMPLETON DRAGON FUND, INC.

Geographic Breakdown

Based on Total Net Assets as of 12/31/14

Greater China stocks, as measured by the MSCI Golden Dragon Index, delivered a total return of +8.06% for the 12 months ended December 31, 2014.2 The MSCI Taiwan Index generated a +10.05% total return, compared with +8.26% for the MSCI China Index and +5.07% for the MSCI Hong Kong Index.2

Investment Strategy

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, and raw material costs and sources. Additional considerations include profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world that we believe are comparable.

Our approach to selecting investments emphasizes fundamental, company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an “action list” from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company’s current price relative to its long-term earnings potential.

Performance Overview

The Fund posted cumulative total returns of +9.74% in market price terms and +7.86% in net asset value terms for the 12 months under review. You can find the Fund’s long-term performance data in the Performance Summary on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Manager’s Discussion

During the 12 months under review, the largest contributor to the Fund’s absolute performance was our investment in an offshore China fund managed by our team, as China’s domestic A-share market surged in late 2014, resulting from the PBOC’s surprise interest rate cut in November and the effective easing of loan and deposit regulations to boost the economy.3 The government’s stimulus measures and commitment to stable growth further supported the A-share market. Chinese stocks listed on the Hong Kong Stock Exchange, however, did not perform as well because of foreign investors’ focus on less positive developments such as weak industrial survey data and subdued export growth. Demand for A shares, resulting from the Shanghai-Hong Kong Stock Connect program, may also have played a role in the divergent performances.

Other notable contributors included TSMC (Taiwan Semiconductor Manufacturing Co.) and Bank of China, whose stocks generated strong returns during the 12-month period.

TSMC, the world’s largest independent integrated circuit foundry, showed strong growth in the past few years, resulting from increased demand for chips used in mobile devices such as smartphones and tablets. Strong corporate results, management updates suggesting rising market share and progress in the commercialization of the most advanced technology supported the company’s share price performance.

Bank of China, one of the country’s leading commercial banks, enjoyed strong share price performance in November and December as it reported better-than-expected operating results. The bank also benefited from the PBOC’s monetary easing programs, including its interest rate cut and a softening of the terms of regulated loan-to-deposit ratio limits that led to market speculation about a possibility for further easing measures.

In contrast, key detractors from the Fund’s absolute performance included CNOOC, China Resources Enterprise and SJM Holdings.

2. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. The China fund is a wholly owned subsidiary, and its individual securities are listed in the Consolidated SOI.

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TEMPLETON DRAGON FUND, INC.

Top 10 Holdings
12/31/14
Company	% of Total
Sector/Industry, Country	Net Assets
Dairy Farm International Holdings Ltd.	10.4%
Food & Staples Retailing, Hong Kong
TSMC (Taiwan Semiconductor Manufacturing Co.) Ltd.	7.5%
Semiconductors & Semiconductor Equipment, Taiwan
Sinopec (China Petroleum and Chemical Corp.,), H	5.5%
Oil, Gas & Consumable Fuels, China
China Construction Bank Corp., A & H	5.2%
Banks, China
PetroChina Co. Ltd., H	3.6%
Oil, Gas & Consumable Fuels, China
Industrial and Commercial Bank of China Ltd., A & H	3.2%
Banks, China
CNOOC Ltd.	3.1%
Oil, Gas & Consumable Fuels, China
China Mobile Ltd.	2.9%
Wireless Telecommunication Services, China
Dongfeng Motor Group Co. Ltd., H	2.7%
Automobiles, China
CITIC Securities Co. Ltd., A	2.7%
Capital Markets, China

CNOOC is one of China’s biggest oil and gas exploration and production companies. The company reported better-than-expected first-half 2014 earnings results. However, lower oil prices in the year’s second half pressured energy companies’ share prices, with production-oriented companies such as CNOOC impacted worse than those with more emphasis on refining and marketing. The decision of the Organization of the Petroleum Exporting Countries to maintain oil production levels despite a global oversupply led prices to fall more than 40% in 2014’s fourth quarter, further hurting share price performance of energy companies globally.

China Resources Enterprise is primarily engaged in retail, beer and beverage, and food businesses in China and Hong Kong. Weakness in the Chinese retail and beer market, as well as losses from the company’s joint venture with Tesco, one of the U.K.’s major grocery retailers, negatively affected operations, leading China Resources to report a net loss for the third quarter. The government’s anti-extravagance policy and competition from the e-commerce industry likely affected the performance of the company’s retail business.

SJM Holdings, a Hong Kong-listed, Macau-based gaming and entertainment company, lost ground in 2014 after strong performance in 2013, as the Chinese government’s anti-corruption and anti-extravagance policies negatively affected casino revenues. Macau’s annual gambling revenues declined in 2014 for the first time since China liberalized the administrative region’s casinos in 2001.

Although the Shanghai-Hong Kong Stock Connect program was designed to give foreign investors an opportunity to access China’s domestic Shanghai A-share market, certain regulatory issues exist that currently make it unattractive for funds such as Templeton Dragon Fund to invest through that program. Nonetheless, in April we invested in the China A-share market through an existing offshore fund managed by our team and previously approved by Chinese authorities to invest in the China A-share market. Driving this investment was our belief that China’s domestic market could provide Templeton Dragon Fund with an opportunity to gain exposure to industries such as traditional medicine, biotechnology and software that may not be well represented in the Hong Kong and China equity markets currently accessible to foreign investors.

During the year, we made selective purchases in technology, food products, shipping, apparel and automobile companies because of valuations we considered to be attractive. Key investments included a new position in Tencent Holdings, one of China’s major Internet and mobile phone value-added services providers. We also increased our positions in Uni-President China Holdings, one of China’s leading beverage and instant noodle manufacturers, and Dongfeng Motor Group, a Chinese commercial and passenger vehicle manufacturer that has joint ventures with international automobile manufacturers, including Nissan, Honda and Peugeot Citroen.

Conversely, we conducted some sales in Hong Kong, Taiwan, and China H and Red Chip shares as we raised funds for investment in domestic A shares and for dividend payments and sought to better position the Fund in stocks we considered to be more attractively valued within our investment universe.4 We reduced holdings largely in the energy, consumer staples, telecommunication services and industrials sectors.5 Key sales included Chinese automobile manufacturer Great Wall Motor, Chinese cement producer Anhui Conch Cement and coal producer China Shenhua Energy.

4. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong
Stock Exchange-listed companies substantially owned by Chinese mainland state entities, with significant exposure to China.
5. The energy sector comprises oil, gas and consumable fuels in the Consolidated SOI. The consumer staples sector comprises beverages, food and staples retailing, and food products in the Consolidated SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the Consolidated SOI. The industrials sector comprises commercial services and supplies, electrical equipment, industrial conglomerates, machinery, marine, road and rail, and transportation infrastructure in the Consolidated SOI.
See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON DRAGON FUND, INC.

Moreover, we reduced our positions in some of the Fund’s larger holdings, including Hong Kong-based Asian retailer Dairy Farm International Holdings; Chinese energy companies Sinopec (China Petroleum and Chemical), CNOOC and PetroChina; and mobile services provider China Mobile to raise funds and promote diversification. However, we maintained a positive long-term view on these companies.

Thank you for your continued participation in Templeton Dragon Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON DRAGON FUND, INC.

Performance Summary as of December 31, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any unrealized gains on the sale of Fund shares.

Share Prices
Symbol: TDF				12/31/14		12/31/13		Change
Net Asset Value (NAV)				$26.35		$28.46	-$	2.11
Market Price (NYSE)				$24.04		$25.88	-$	1.84

Distributions
		Dividend		Short-Term		Long-Term
		Income		Capital Gain		Capital Gain		Total
1/1/14–12/31/14		$0.0238		$0.0340		$4.2551		$4.3129

Performance[1]
		Cumulative Total Return[2]				Average Annual Total Return[2]
		Based on		Based on		Based on		Based on
		NAV[3]		market price[4]		NAV[3]		market price[4]
1-Year	+	7.86%	+	9.74%	+	7.86%	+	9.74%
5-Year	+	35.59%	+	36.01%	+	6.28%	+	6.34%
10-Year	+	190.89%	+	201.55%	+	11.27%	+	11.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. There are special risks associated with investments in China, Hong Kong and Taiwan, includ-
ing exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage), inflation and rapid fluctuations in inflation and interest rates. In addition, investments in Taiwan could be adversely affected by its political and eco-
nomic relationship with China. Because the Fund invests its assets primarily in companies in a specific region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Also, as a nondiversified invest-
ment company investing in “China companies,” the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with its investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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TEMPLETON DRAGON FUND, INC.

Important Notice to Shareholders

Change in Non-Fundamental Investment Policy

The Fund’s Board of Directors approved an amendment to the Fund’s non-fundamental investment policy limiting investments in a single issuer to up to 15% of the Fund’s total assets, measured at the time of investment. Under the amended investment policy, for investments in any affiliated private investment fund or vehicle in which the Fund has invested, the 15% limit shall apply to the Fund’s proportionate interest in the portfolio securities held by such investment fund or vehicle. The amended investment policy will enable the Fund to invest a greater portion of its total assets in the Templeton China Opportunities Fund, Ltd., a Cayman Islands Exempt Company which holds China A shares directly and serves as an investment vehicle through which U.S. registered Franklin Templeton funds can gain exposure to the China A Share market.

Management believes that this change will be beneficial to the Fund and its shareholders because it provides the Fund with greater flexibility to pursue its investment objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 45% of its total assets in equity securities of “China companies.” In order to gain exposure to Chinese equity securities, the Fund currently may invest directly in H shares (shares of China-incorporated, Hong Kong Stock Exchange listed companies), B shares (shares that trade on the Shanghai or Shenzhen stock exchanges in either U.S. or Hong Kong dollars) and red chips (shares of Hong Kong Stock Exchange listed companies with significant exposure to China). Management believes adding China A shares to the Fund’s investment universe will expand the investment opportunities for Fund shareholders.

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances. The share repurchase program is intended to benefit shareholders by enabling the Fund to repurchase shares at a discount to net asset value, thereby increasing the proportionate interest of each remaining shareholder in the Fund.

In the Notes to Consolidated Financial Statements section, please see note 2 (Capital Stock) for additional information regarding shares repurchased.

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		TEMPLETON DRAGON FUND, INC.

Consolidated Financial Highlights
		Year Ended December 31,
	2014 [a]	2013	2012	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$28.46	$31.19	$27.85	$33.22	$28.85
Income from investment operations:
Net investment income[b]	0.49	0.53	0.55	0.49	0.34
Net realized and unrealized gains (losses)	1.63	(1.73)	4.25	(3.62)	5.79
Total from investment operations	2.12	(1.20)	4.80	(3.13)	6.13
Less distributions from:
Net investment income	(0.02)	(0.80)	(0.73)	(0.38)	(0.53)
Net realized gains	(4.29)	(0.87)	(0.75)	(1.86)	(1.23)
Total distributions	(4.31)	(1.67)	(1.48)	(2.24)	(1.76)
Repurchase of shares	0.08	0.14	0.02	—	—
Net asset value, end of year	$26.35	$28.46	$31.19	$27.85	$33.22
Market value, end of year[c]	$24.04	$25.88	$28.44	$25.45	$30.71

Total return (based on market value per share)	9.74%	(3.07)%	18.07%	(9.44)%	19.58%

Ratios to average net assets
Expenses	1.35%[d]	1.31%	1.31%	1.37%	1.47%[e]
Net investment income	1.75%	1.74%	1.85%	1.57%	1.14%

Supplemental data
Net assets, end of year (000’s)	$925,020	$1,027,479	$1,174,229	$1,054,602	$1,258,237
Portfolio turnover rate	21.58%[f]	4.59%	2.50%	2.07%	6.69%

aBased on the Consolidated Financial Highlights (Note 1).
bBased on average daily shares outstanding.
cBased on the last sale on the New York Stock Exchange.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.
fExcludes the value of portfolio securities associated with intercompany transactions.

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TEMPLETON DRAGON FUND, INC.

Consolidated Statement of Investments, December 31, 2014
	Country	Shares	Value
Common Stocks 99.5%
Auto Components 0.1%
[a]Fuyao Group Glass Industries Co. Ltd., A	China	643,488	$1,258,753
Automobiles 7.2%
[a]Chongqing Changan Automobile Co. Ltd., A	China	2,698,043	7,142,786
Chongqing Changan Automobile Co. Ltd., B	China	4,712,328	10,671,784
Dongfeng Motor Group Co. Ltd., H	China	17,864,000	25,250,285
Great Wall Motor Co. Ltd., H	China	558,845	3,189,199
Guangzhou Automobile Group Co. Ltd., H	China	2,265,584	2,059,901
Jiangling Motors Corp. Ltd., B	China	4,557,841	18,033,978
			66,347,933
Banks 14.9%
Bank of China Ltd., H	China	30,749,600	17,329,974
BOC Hong Kong (Holdings) Ltd.	Hong Kong	4,488,000	14,990,966
[a]China Construction Bank Corp., A	China	19,116,578	20,761,144
China Construction Bank Corp., H	China	33,132,272	27,133,258
[a]China Merchants Bank Co. Ltd., A	China	8,062,689	21,552,990
[a]Industrial and Commercial Bank of China Ltd., A	China	20,676,418	16,225,029
Industrial and Commercial Bank of China Ltd., H	China	17,811,155	13,001,262
[a]Industrial Bank Co. Ltd., A	China	1,573,436	4,180,719
[a]Ping An Bank Co. Ltd., A	China	1,067,580	2,724,814
			137,900,156
Beverages 1.1%
[a]Kweichow Moutai Co. Ltd., A	China	210,539	6,431,751
Yantai Changyu Pioneer Wine Co. Ltd., B	China	1,171,875	3,868,996
			10,300,747
Capital Markets 2.7%
[a]CITIC Securities Co. Ltd., A	China	4,496,628	24,562,235
Commercial Services & Supplies 0.0%†
[b]Integrated Waste Solutions Group Holdings Ltd.	Hong Kong	6,152,156	249,928
Construction Materials 2.0%
[c]Anhui Conch Cement Co. Ltd., H	China	810,500	3,041,747
Asia Cement China Holdings Corp.	China	9,652,629	5,639,243
China National Building Material Co. Ltd., H	China	10,466,000	10,163,720
			18,844,710
Distributors 1.1%
Dah Chong Hong Holdings Ltd.	China	18,711,520	10,111,139
Diversified Telecommunication Services 0.5%
China Telecom Corp. Ltd., H	China	5,444,000	3,159,422
China Unicom (Hong Kong) Ltd.	China	1,234,752	1,652,929
			4,812,351
Electric Utilities 2.1%
Cheung Kong Infrastructure Holdings Ltd.	Hong Kong	2,635,000	19,557,032
Electrical Equipment 0.8%
Dongfang Electric Corp. Ltd., H	China	1,250,000	2,298,828
[a]Jiangsu Linyang Electronics Co. Ltd., A	China	1,209,630	4,406,912
[a]NARI Technology Development Co. Ltd., A	China	423,749	993,466
			7,699,206

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TEMPLETON DRAGON FUND, INC.

CONSOLIDATED STATEMENT OF INVESTMENTS

	Country	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components 0.7%
Simplo Technology Co. Ltd.	Taiwan	1,203,214	$5,987,369
Synnex Technology International Corp.	Taiwan	382,000	556,387
			6,543,756
Food & Staples Retailing 11.5%
[d]Beijing Jingkelong Co. Ltd., H	China	12,289,429	3,130,227
China Resources Enterprise Ltd.	China	3,033,700	6,369,481
Dairy Farm International Holdings Ltd.	Hong Kong	10,724,478	96,520,302
			106,020,010
Food Products 1.8%
[b]China Foods Ltd.	China	11,276,000	3,868,243
Uni-President China Holdings Ltd.	China	11,910,000	11,028,418
Uni-President Enterprises Corp.	Taiwan	1,333,492	2,114,982
			17,011,643
Gas Utilities 0.9%
ENN Energy Holdings Ltd.	China	1,486,700	8,436,320
Hotels, Restaurants & Leisure 1.9%
[a]Shenzhen Overseas Chinese Town Holdings Co., A	China	6,583,834	8,752,136
SJM Holdings Ltd.	Hong Kong	1,526,000	2,420,676
[a,h]Songcheng Performance Development Co. Ltd., A	China	1,337,721	6,492,347
			17,665,159
Household Durables 1.7%
[a]Gree Electric Appliances Inc., A	China	1,064,188	6,365,134
[a]Qingdao Haier Co. Ltd., A	China	2,982,008	8,908,401
Yorkey Optical International Cayman Ltd.	China	6,308,900	707,864
			15,981,399
Independent Power & Renewable Electricity Producers 1.4%
[a]Inner Mongolia MengDian HuaNeng Thermal Power Co. Ltd., A	China	15,682,720	11,523,050
[a]Sichuan Chuantou Energy Co. Ltd., A	China	514,531	1,719,498
			13,242,548
Industrial Conglomerates 1.6%
Hopewell Holdings Ltd.	Hong Kong	3,049,500	11,149,585
Shanghai Industrial Holdings Ltd.	China	1,217,000	3,649,140
			14,798,725
Insurance 4.7%
AIA Group Ltd.	Hong Kong	1,526,580	8,465,742
[a]China Life Insurance Co. Ltd., A	China	2,792,532	15,348,329
[a]Ping An Insurance (Group) Co. of China Ltd., A	China	1,626,625	19,597,292
			43,411,363
Internet Software & Services 1.7%
[b]Sohu.com Inc.	China	75,300	4,004,454
Tencent Holdings Ltd.	China	776,000	11,258,778
			15,263,232
IT Services 1.0%
Travelsky Technology Ltd., H	China	8,444,559	9,126,368
Leisure Products 0.1%
[a]Guangzhou Pearl River Piano Group Co. Ltd., A	China	442,605	942,107

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TEMPLETON DRAGON FUND, INC.
CONSOLIDATED STATEMENT OF INVESTMENTS

	Country	Shares	Value
Common Stocks (continued)
Machinery 1.3%
[a]CSR Corp. Ltd., A	China	3,379,191	$3,473,879
[a]Zhengzhou Yutong Bus Co. Ltd., A	China	2,270,834	8,159,649
			11,633,528
Marine 1.0%
[b]China Shipping Development Co. Ltd., H	China	9,574,000	6,556,392
[b]Sinotrans Shipping Ltd.	China	11,444,500	2,745,281
			9,301,673
Media 0.2%
[b]Poly Culture Group Corp. Ltd., H	China	460,700	1,420,016
Oil, Gas & Consumable Fuels 13.4%
China Petroleum and Chemical Corp., H	China	63,561,000	51,232,759
[a]China Shenhua Energy Co. Ltd., A	China	1,138,500	3,722,171
China Shenhua Energy Co. Ltd., H	China	1,952,500	5,766,383
CNOOC Ltd.	China	21,563,400	29,033,189
PetroChina Co. Ltd., H	China	30,435,500	33,677,879
			123,432,381
Paper & Forest Products 2.0%
Nine Dragons Paper Holdings Ltd.	China	21,037,901	18,449,658
Personal Products 0.4%
[a]By-health Co. Ltd., A	China	871,314	3,650,306
Pharmaceuticals 1.3%
[a]Changzhou Qianhong Biopharma Co. Ltd., A	China	17	56
[a]Jiangsu Hengrui Medicine Co. Ltd., A	China	1,625,278	9,815,411
Tong Ren Tang Technologies Co. Ltd., H	China	1,904,300	2,460,821
			12,276,288
Real Estate Management & Development 2.8%
Cheung Kong (Holdings) Ltd.	Hong Kong	427,000	7,186,466
[a]China Vanke Co. Ltd., A	China	7,450,930	16,688,085
Soho China Ltd.	China	2,581,100	1,827,487
			25,702,038
Road & Rail 1.2%
[a]Daqin Railway Co. Ltd., A	China	6,487,037	11,100,745
Semiconductors & Semiconductor Equipment 7.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	15,560,136	69,317,847
Software 0.9%
[a]Aisino Co. Ltd., A	China	684,000	3,361,531
[a]ShenZhen TianYuan DIC Information Technology Co. Ltd., A	China	765,920	1,469,862
[a]YGSOFT Inc., A	China	1,168,527	3,775,151
			8,606,544
Technology Hardware, Storage & Peripherals 0.4%
Advantech Co. Ltd.	Taiwan	545,438	4,041,111
Textiles, Apparel & Luxury Goods 1.5%
Anta Sports Products Ltd.	China	7,800,100	13,781,540
Transportation Infrastructure 1.2%
COSCO Pacific Ltd.	China	7,620,274	10,849,673

10 | Annual Report

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TEMPLETON DRAGON FUND, INC.

CONSOLIDATED STATEMENT OF INVESTMENTS

	Country	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services 2.9%
China Mobile Ltd.	China	2,319,000	$27,125,954
Total Common Stocks (Cost $456,502,345)			920,776,122
Short Term Investments 0.5%
Money Market Funds (Cost $2,790,763) 0.3%
[b,e]Institutional Fiduciary Trust Money Market Portfolio	United States	2,790,763	2,790,763
[f]Investments from Cash Collateral Received for Loaned
Securities (Cost $1,600,738) 0.2%
Money Market Funds 0.2%
[g]BNY Mellon Overnight Government Fund, 0.072%	United States	1,600,738	1,600,738
Total Investments (Cost $460,893,846) 100.0%			925,167,623
Other Assets, less Liabilities (0.0)%†			(147,247)
Net Assets 100.0%			$925,020,376

†Rounds to less than 0.1% of net assets.
aThe security is owned by Templeton China Opportunities Fund, Ltd., a wholly-owned subsidiary of the Fund. See Note 1(d).
bNon-income producing.
cA portion or all of the security is on loan at December 31, 2014. See Note 1(c).
dSee Note 8 regarding holdings of 5% voting securities.
eSee Note 3(c) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
fSee Note 1(c) regarding securities on loan.
gThe rate shown is the annualized seven-day yield at period end.
hSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2014, the value of this security was $6,492,347, representing 0.70% of net assets.

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report | 11

TEMPLETON DRAGON FUND, INC.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
December 31, 2014

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$453,283,716
Cost - Non-controlled affiliated issuers (Note 8)	4,819,367
Cost - Sweep Money Fund (Note 3c)	2,790,763
Total cost of investments	$460,893,846
Value - Unaffiliated issuers	$919,246,633
Value - Non-controlled affiliated issuers (Note 8)	3,130,227
Value - Sweep Money Fund (Note 3c)	2,790,763
Total value of investments (includes securities loaned in the amount of $1,520,873)	925,167,623
Cash	292,931
Foreign currency, at value (cost $4,831,377)	4,769,013
Receivables from dividends	209,343
Total assets	930,438,910
Liabilities:
Payables:
Management fees	965,217
Transfer agent fees	5,977
Taxes payable	2,380,724
Payable upon return of securities loaned	1,600,738
Accrued expenses and other liabilities	465,878
Total liabilities	5,418,534
Net assets, at value	$925,020,376
Net assets consist of:
Paid-in capital	$387,455,118
Undistributed net investment income	16,892,475
Net unrealized appreciation (depreciation)	464,698,919
Accumulated net realized gain (loss)	55,973,864
Net assets, at value	$925,020,376
Shares outstanding	35,106,298
Net asset value per share	$26.35

12 | Annual Report | The accompanying notes are an integral part of these consolidated financial statements. franklintempleton.com

TEMPLETON DRAGON FUND, INC.
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations
for the year ended December 31, 2014

Investment income:
Dividends: (net of foreign taxes of $2,698,281)
Unaffiliated issuers	$30,681,573
Non-controlled affiliated issuers (Note 8)	176,579
Interest	23,320
Income from securities loaned	169,899
Total investment income	31,051,371
Expenses:
Management fees (Note 3a)	12,516,827
Transfer agent fees	104,531
Custodian fees (Note 4)	327,306
Reports to shareholders	49,688
Registration and filing fees	33,899
Professional fees	369,802
Directors’ fees and expenses	93,929
Other	51,140
Total expenses	13,547,122
Expenses waived/paid by affiliates (Note 3c)	(18,550)
Net expenses	13,528,572
Net investment income	17,522,799
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $1,236,863)	188,012,843
Foreign currency transactions	162,006
Net realized gain (loss)	188,174,849
Net change in unrealized appreciation (depreciation) on:
Investments	(132,399,957)
Translation of other assets and liabilities denominated in foreign currencies	1,072,795
Change in deferred taxes on unrealized appreciation	(657,843)
Net change in unrealized appreciation (depreciation)	(131,985,005)
Net realized and unrealized gain (loss)	56,189,844
Net increase (decrease) in net assets resulting from operations	$73,712,643

franklintempleton.com The accompanying notes are an integral part of these consolidated financial statements. | Annual Report | 13

TEMPLETON DRAGON FUND, INC.
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets
	Year Ended December 31,
	2014 [a]	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$17,522,799	$19,604,352
Net realized gain (loss) from investments and foreign currency transactions	188,174,849	43,258,783
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies, and deferred taxes	(131,985,005)	(107,999,456)
Net increase (decrease) in net assets resulting from operations	73,712,643	(45,136,321)
Distributions to shareholders from:
Net investment income	(837,215)	(29,132,698)
Net realized gains	(150,654,489)	(31,455,689)
Total distributions to shareholders	(151,491,704)	(60,588,387)
Capital share transactions from - repurchase of shares (Note 2)	(24,679,223)	(41,025,839)
Net increase (decrease) in net assets	(102,458,284)	(146,750,547)
Net assets:
Beginning of year	1,027,478,660	1,174,229,207
End of year	$925,020,376	$1,027,478,660
Undistributed net investment income included in net assets:
End of year	$16,892,475	$85,334

[a]Based on the Consolidated Statements of Changes (Note1).
14 | Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON DRAGON FUND, INC.

Notes to Consolidated Financial Statements

1. Organization and Significant Accounting Policies

Templeton Dragon Fund, Inc. (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

On April 29, 2014, the Fund acquired 100% of the outstanding shares of the Templeton China Opportunities Fund, Ltd. (China Fund). Therefore, the accompanying financial statements for the year ended December 31, 2014, are consolidated to include the accounts of the Fund and the China Fund. All intercompany transactions and balances have been eliminated.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Directors (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to

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TEMPLETON DRAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Consolidated Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Investment in Templeton China Opportunities Fund, Ltd. (China Fund)

The Fund invests in certain China A shares through its investment in the China Fund. The China Fund is a Cayman Islands exempt company, a wholly-owned subsidiary of the Fund as of April 29, 2014, and is able to invest directly in China A shares consistent with the investment objective of the Fund. At December 31, 2014, the China Fund’s investments as well as any other assets and liabilities were $257,570,633, representing 27.84% of the Fund’s consolidated net assets.

The China Fund invests in certain A-shares available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). QFIIs are granted a maximum investment quota by China’s State Administration of Foreign Exchange (SAFE) for investing in the Chinese securities market (QFII Quota). The China Fund gains access to the A-shares market through Templeton Investment Counsel, LLC (TIC), which serves as the registered QFII for the China Fund and one other participating Franklin Templeton Investments sponsored investment company. Investment decisions related to A-shares are specific to each participating fund, and each fund bears the

16 | Annual Report

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TEMPLETON DRAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

resultant economic and tax consequences of its holdings and transactions in A-shares. The China Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with applicable Chinese rules or requirements.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s consolidated financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

g. Accounting Estimates

The preparation of consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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TEMPLETON DRAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. Capital Stock

At December 31, 2014, there were 100 million shares authorized ($0.01 par value). During the years ended December 31, 2014 and December 31, 2013 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 8,033,029 shares. Transactions in the Fund’s shares were as follows:

		Year Ended December 31,
	2014			2013
	Shares	Amount	Shares		Amount
Shares repurchased	994,365	$24,679,223	1,548,870		$41,025,839
Weighted average discount of market price to net asset value
of shares repurchased		11.08%			11.23%

3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton
Investments. Certain officers and directors of the Fund are also officers, and/or directors of the following subsidiaries:
Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees
The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:
Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

The investment manager of China Fund, TIC, agrees to waive the management fee for its services. There is a sub-advisory agreement between TAML and TIC. TAML provides sub-advisory investment management services to the China Fund. The sub-advisory fee is paid by TIC and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the average weekly net assets, and is not an additional expense of the Fund.

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TEMPLETON DRAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

c. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Fund invests in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Fund are waived on assets invested in the Sweep Money Fund, as noted on the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to January 1, 2014, the waiver was accounted for as a reduction to management fees.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2014, there were no credits earned.

5. Income Taxes

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At December 31, 2014, the Fund deferred post-October capital losses of $2,560,592.

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$2,031,328	$29,433,023
Long term capital gain	149,460,376	31,155,364
	$151,491,704	$60,588,387

At December 31, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$463,866,940

Unrealized appreciation	$473,653,188
Unrealized depreciation	(12,352,505)
Net unrealized appreciation (depreciation)	$461,300,683

Undistributed ordinary income	$17,068,930
Undistributed long term capital gains	62,567,961
Distributable earnings	$79,636,891

The China Fund is a disregarded entity for U.S. federal income tax purposes.

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2014, aggregated $213,610,769 and $535,054,339, respectively. Purchases and sales of investments excludes intercompany transactions of $167,435,643 and $0, respectively.

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TEMPLETON DRAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Investing in China A-shares may include certain risks and considerations not typically associated with investing in U.S. securities. In general, A-shares are issued by companies incorporated in the People’s Republic of China (PRC) and listed on the Shanghai and Shenzhen Stock Exchanges and available for investment by domestic (Chinese) investors and holders of a QFII license. The Shanghai and Shenzhen Stock Exchanges are, however, substantially smaller, less liquid and more volatile than the major securities markets in the United States. The QFII status is highly regulated by the China Securities Regulatory Commission of the PRC and includes restrictions on investments, minimum investment holding periods and repatriation of profits and principal. At times, the Fund’s performance may be negatively impacted due to such restrictions. Risks also include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility.

8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” of the Fund for the year ended December 31, 2014, were as shown below.

	Number of			Number of
	Shares Held			Shares Held	Value
	at Beginning	Gross	Gross	at End	at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Non-Controlled Affiliates
Beijing Jingkelong Co.
Ltd., H	12,289,429	—	—	12,289,429	$3,130,227	$176,579	$ —
Total Affiliated Securities (Value is 0.34% of Net Assets)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

20 | Annual Report

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TEMPLETON DRAGON FUND, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A summary of inputs used as of December 31, 2014, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:[a]
Hotels, Restaurants & Leisure	$11,172,812	$6,492,347	$—	$17,665,159
All Other Equity Investments[b]	903,110,963	—	—	903,110,963
Short Term Investments	2,790,763	1,600,738	—	4,391,501
Total Investments in Securities	$917,074,538	$8,093,085	$—	$925,167,623

[a]lncludes common stocks.
[b]For detailed categories, see the accompanying Consolidated Statement of Investments.

10. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the consolidated financial statements.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

franklintempleton.com Annual Report | 21

TEMPLETON DRAGON FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Templeton Dragon Fund, Inc.

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments as of December 31, 2014, the related consolidated statements of operations and of changes in net assets for the year ended December 31, 2014, the related statement of changes in net assets for the year ended December 31, 2013, the consolidated financial highlights for the year ended December 31, 2014, and the financial highlights for each of the four years in the period ended December 31, 2013 present fairly, in all material respects, the financial position of Templeton Dragon Fund, Inc. and its subsidiary (collectively, the “Fund”) at December 31, 2014, the results of their operations for the year then ended, the changes in their consolidated net assets for the year then ended, the change in Templeton Dragon Fund, Inc.’s net assets for the year ended December 31, 2013, the consolidated financial highlights for the year ended December 31, 2014 and the financial highlights for each of the four years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 18, 2015

22 | Annual Report

franklintempleton.com

TEMPLETON DRAGON FUND, INC.

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $149,460,376 as a long term capital gain dividend for the fiscal year ended December 31, 2014.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $885,279 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2014.

Under Section 854(b)(1)(B) of the Code, the Fund hereby reports the maximum amount allowable but no less than $7,721,586 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2014. Distributions, including qualified dividend income, paid during calendar year 2014 will be reported to shareholders on Form 1099-DIV by mid-February 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2014, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2015 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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TEMPLETON DRAGON FUND, INC.

Annual Meeting of Shareholders, May 30, 2014 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on May 30, 2014. The purpose of the meeting was to elect four Directors of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2014. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Frank J. Crothers, J. Michael Luttig and Constantine D. Tseretopoulos.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2014. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four Directors:

		% of	% of Shares		% of	% of Shares
		Outstanding	Present and		Outstanding	Present and
Term Expiring 2017	For	Shares	Voting	Withheld	Shares	Voting
Harris J. Ashton	22,920,362	64.29%	70.73%	9,485,241	26.60%	29.27%
Frank J. Crothers	22,876,529	64.16%	70.59%	9,529,074	26.73%	29.41%
J. Michael Luttig	23,012,768	64.55%	71.01%	9,392,835	26.34%	28.99%
Constantine D. Tseretopoulos	22,931,407	64.32%	70.76%	9,474,196	26.57%	29.24%

There were approximately 177,814 broker non-votes and 743 uncast votes received with respect to this item.

2. The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2014:

		% of	% of Shares
	Shares	Outstanding	Present and
	Voted	Shares	Voting
For	32,233,406	90.41%	98.93%
Against	189,636	0.53%	0.58%
Abstain	161,119	0.45%	0.49%
Total	32,584,161	91.39%	100.00%

*Ann Torre Bates, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., David W. Niemiec, Frank A. Olson, Larry D. Thompson and Robert E. Wade are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

24 | Annual Report

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TEMPLETON DRAGON FUND, INC.

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan, unless he elects to withdraw. If shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX, 77842-3170, to receive the Plan brochure.1

To receive dividends or distributions in cash, the shareholder must notify Computershare Trust Company, N.A. (formerly, The Bank of New York Mellon) (the “Plan Administrator”) at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for a distribution. Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to Computershare Trust Company, N.A. and sent to Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX, 77842-3170, Attention: Templeton Dragon Fund, Inc.1 The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator and sent to Computershare Shareowner Services, LLC, P.O. Box 30170, College Station, TX, 77842-3170.1 Upon withdrawal, the participant will receive, without charge, Share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.computershare.com/investor or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

1. Effective on or about March 25, 2015, the Fund's transfer agent will be American Stock Transfer & Trust Company, LLC. Participants should contact American Stock Transfer & Trust Company, LLC Plan Administration Department P.O. Box 922 Wall Street Station, New York, NY 10269-0560.

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Annual Report

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TEMPLETON DRAGON FUND, INC.

Transfer Agent

Computershare Shareowner Services, LLC
P.O. Box 30170,
College Station, TX 77842-3170

Overnight address:
211 Quality Code, Suite 210
College Station, TX 77845

(800) 416-5585
www.computershare.com/investor

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Computershare Shareowner Services, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, to electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact Computershare Shareowner Services, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol TDF. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call (800) 416-5585.Registered shareholders can now access their Fund account on-line with the Investor ServiceDirect™ web site. For information go to Computershare Shareowner Services, LLC’s web site at www.computershare.com/investor and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

26 | Annual Report franklintempleton.com

TEMPLETON DRAGON FUND, INC.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin
Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Harris J. Ashton (1932)	Director	Since 1994	137	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Director	Since 2008	36	Navient Corporation (loan
300 S.E. 2nd Street				management, servicing and asset
Fort Lauderdale, FL 33301-1923				recovery) (May 2014), Ares Capital
Corporation (specialty finance
company) (2010-present), United
Natural Foods, Inc. (distributor of
natural, organic and specialty foods)
(2013-present), Allied Capital
Corporation (financial services)
(2003-2010) and SLM Corporation
(Sallie Mae) (1997-2014).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Director	Since 1998	26	Talon Metals Corp. (mining
300 S.E. 2nd Street				exploration), Fortis, Inc. (utility holding
Fort Lauderdale, FL 33301-1923				company) and AML Foods Limited
(retail distributors).

Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Director since	137	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Director	Independent		Company (processed foods and
		Director since		allied products) (1994-2013), RTI
		2007		International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

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TEMPLETON DRAGON FUND, INC.

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

J. Michael Luttig (1954)	Director	Since 2009	137	Boeing Capital Corporation
300 S.E. 2nd Street				(aircraft financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Director	Since 2005	33	Emeritus Corporation (assisted
300 S.E. 2nd Street				living) (1999-2010) and OSI
Fort Lauderdale, FL 33301-1923				Pharmaceuticals, Inc. (pharmaceutical
				products) (2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Director	Since 2003	137	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Director	Since 2005	137	Cbeyond, Inc. (business communi-
300 S.E. 2nd Street				cations provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(December 2014; previously
				2010-2012) and Graham Holdings
				Company (education and media
				organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-present);
and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice
President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution
(2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice
(2001-2003).

Constantine D. Tseretopoulos Director		Since 1998	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Director	Since 2006	43	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON DRAGON FUND, INC.

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Director	Since 2006	147	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940) Chairman of		Chairman of the	137	None
One Franklin Parkway	the Board,	Board and Director
San Mateo, CA 94403-1906	Director and	since 2013, and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

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TEMPLETON DRAGON FUND, INC.

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark Mobius (1936)	President and	President since	Not Applicable	Not Applicable
17th Floor,	Chief Executive 1994 and Chief
The Chater House	Officer –	Executive Officer –
8 Connaught Road Central	Investment	Investment
Hong Kong	Management	Management since
2002

Principal Occupation During at Least the Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin
Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice
President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

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TEMPLETON DRAGON FUND, INC.

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	2013 and Vice
Fort Lauderdale, FL 33301-1923		President since
2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund's investment manager. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience.
Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Navient Corporation (May 2014), Ares Capital
Corporation and United Natural Foods, Inc. and was formerly a director of SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010,
Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001.
Mr. Niemiec is formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg
Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

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TEMPLETON DRAGON FUND, INC.

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Fund files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended June 30, 2014. Additionally, the Fund expects to file, on or about February 25, 2015, such certifications with its Form N-CSR for the year ended December 31, 2014.

32 | Annual Report

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© 2015 Franklin Templeton Investments. All rights reserved.	TLTDF A 02/15

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is “independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $44,235 for the fiscal year ended December 31, 2014 and $44,831 for the fiscal year ended December 31, 2013.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $6,552 for the fiscal year ended December 31, 2014 and $6,552 for the fiscal year ended December 31, 2013.  The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended December 31, 2014 and $6,930 for the fiscal year ended December 31, 2013.  The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting for foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $289 for the fiscal year ended December 31, 2014 and $0 for the fiscal year ended December 31, 2013.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $165,392 for the fiscal year ended December 31, 2014 and $4,875 for the fiscal year ended December 31, 2013. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process and certifying asset under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $172,233 for the fiscal year ended December 31, 2014 and $18,357 for the fiscal year ended December 31, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are: Ann Torre Bates, Frank J. Crothers, David W. Niemiec and Constantine D. Tseretopoulos

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Templeton Asset Management Ltd. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan Jones Proxy Services (Egan Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan Jones, or another independent third party proxy service provider (each a "Proxy Service") are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles  The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.  The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies.  The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.  The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment and social issues.  The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters.  The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.  Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of February 26, 2015, the portfolio managers of the Fund are as follows:

Mark Mobius, Ph.D., Executive Chairman of Templeton Emerging Markets Group and Portfolio Manager of Asset Management.

Dr. Mobius has been a portfolio manager of the Fund since inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.  Dr. Mobius joined Franklin Templeton Investments in 1987.

Eddie Chow, Executive Vice President of Templeton Asset Management Ltd.

Mr. Chow heads the team with primary responsibility for allocation of investments for the Fund.  He has been working on the Fund since 2000 providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment.  Mr. Chow joined Franklin Templeton Investments in 1994.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended December 31, 2014.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Mark Mobius	13	5,138.1	42[2]	21,445.1	29[2]	7,544.4
Eddie Chow	1	609.7	2	1,024.2	3	0.1

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

2.  Dr. Mobius manages other account with $419.2 million in assets with a performance fee, and a pooled investment vehicle with $146.3 million in assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any).  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio manager’s focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of a Franklin Templeton fund which vest over a three-year period (17.5% to 25%) and other mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•        Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•        Non-investment performance.  The more qualitative contributions of a portfolio manager to the investment manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

•        Research.  Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

•        Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of one or more mutual funds, and options to purchase common shares of a Franklin Templeton fund. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.  The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Mark Mobius	None
Eddie Chow	None

Note: Because the portfolio managers are all foreign nationals, they do not hold shares in this U.S. registered fund, however they own shares in other similar Franklin Templeton funds managed by them, registered offshore and appropriate for foreign nationals.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased(1)	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (7/1/14 - 7/31/2014)	99,957	26.79	99,957	35,336,890
Month #2 (8/1/14 - 8/31/2014)	59,822	27.37	59,822	35,236,933
Month #3 (9/1/14 - 9/30/2014)	-	-	-	35,177,111
Month #4 (10/1/14 - 10/31/2014)	-	-	-	35,177,111
Month #5 (11/1/14 - 11/30/14)	60,813	25.69	60,813	35,177,111
Month #6 (12/1/14 - 12/31/14)	10,000	22.78	10,000	35,116,298
Total	230,592	26.47	230,592	35,106,298

1.  The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 8,033,029 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a)   Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Templeton Dragon Fund, Inc.

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  February 26, 2015

By /s/ MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

Chief Accounting Officer

Date  February 26, 2015